Exhibit 24.7

POWERS OF ATTORNEY FOR INMARSAT LAUNCH COMPANY LIMITED

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Andrew Sukawaty and Alison Horrocks, and each of them, his attorneys-in-fact, each with full power of substitution for him in any and all capacities, to sign the Form F-4 Registration Statement, including any and all pre-effective and post-effective amendments, to sign an abbreviated Registration Statement filed pursuant to Rule 462(b) of the Securities Act, to file such Registration Statements and any and all amendments thereto, with exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and do all such other things and acts in connection therewith, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

THIS Power of Attorney is executed as a deed and is delivered on May 24, 2004.  It shall be irrevocable for one year from the date hereof.

EXECUTED as a deed:

/s/ IAN JARRITT

by:	Ian Jarritt
Chairman

in the presence of:

/s/ JOHN KILLIP	Signature of witness

J. M. Killip	Name of witness

15-19 Athol Street	Address of witness

Douglas, Isle of Man

/s/ ANDREW CORLETT

by:	Andrew Corlett
Director

in the presence of:

/s/ JOHN KILLIP	Signature of witness

J. M. Killip	Name of witness

15-19 Athol Street	Address of witness

Douglas, Isle of Man

/s/ ALAN AUCKENTHALER

by:	Alan Auckenthaler
Director

in the presence of:

/s/ KAREN S. JOHNSON	Signature of witness

Karen S. Johnson	Name of witness

6200 Westchester Park Drive	Address of witness

College Park, MD 20740

/s/ RAMIN KHADEM

by:	Ramin Khadem
Director
(principal accounting officer)

in the presence of:

	/s/ ELIZABETH POTTER	Signature of witness

	E V Potter	Name of witness

	92A Hadleigh Rd	Address of witness

Leigh-on-Sea Essex SS9 2LZ

/s/ FRANCO CARNEVALE

by:	Franco Carnevale
Director

in the presence of:

/s/ MIKAEL ERIKSSON	Signature of witness

Mikael Eriksson	Name of witness

11 Rue de Crabere	Address of witness

31270 Frouzins, France

/s/ NICK PALMER

by:	Nick Palmer
Director

in the presence of:

/s/ ELIZABETH POTTER	Signature of witness

E V Potter	Name of witness

92A Hadleigh Rd	Address of witness

Leigh-on-Sea Essex SS9 2LZ